Exhibit 99.1

                                                                                CONFORMED COPY

                                KERZNER INTERNATIONAL LIMITED
                          KERZNER INTERNATIONAL NORTH AMERICA, INC.

                                          As Issuers

                          8.625% Senior Subordinated Notes due 2007

                                 THIRD SUPPLEMENTAL INDENTURE

                                Dated as of November 18, 2002

    Supplementing the Indenture dated as of December 10, 1997, among Kerzner International
   Limited and Kerzner International North America, Inc., as Issuers, the Guarantors named therein and The Bank of New York, as Trustee

                                     THE BANK OF NEW YORK

                                          As Trustee

                                    SUPPLEMENTAL INDENTURE dated as of November 18, 2002,
                             among Kerzner International Limited (formerly known as Sun
                             International Hotels Limited), an international business
                             company organized under the laws of the Commonwealth of The
                             Bahamas (the "Company" or "Sun International"), Kerzner
                             International North America, Inc. (formerly known as Sun
                             International North America, Inc.), a Delaware corporation and a wholly owned subsidiary of the Company (together with the
                             Company, the "Issuers");  Kerzner Investments Palmilla, Inc.,
                             Kerzner International Management Services, Inc., Kerzner
                             International Development Services, Inc. and Kerzner
                             International Development Services Mexico, S. de R.L. de C.V.
                             (collectively, the "Additional Guarantors"); and The Bank of
                             New York (the "Trustee"), as Trustee under the Indenture
                             referred to herein.

               WHEREAS the Issuers, the Guarantors and the Trustee heretofore executed and delivered an Indenture dated as of December 10, 1997, in respect of the Issuers' 8.625%
Senior Subordinated Notes due 2007, as supplemented by the Supplemental Indenture dated July
23, 2001 and the Second Supplemental Indenture dated September 19, 2001 (such indenture, as supplemented, the "Indenture");

               WHEREAS, the Additional Guarantors each have agreed to become a "Guarantor"
under the Indenture, in each case in order to unconditionally guarantee all of the Issuer's obligations under the Securities pursuant to a Guarantee on the terms and conditions set forth herein; and

               WHEREAS, pursuant to Section 9.1 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture;

               NOW, THEREFORE, the Issuers, the Additional Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Securities:

                                          ARTICLE I

                                          Guarantee

               SECTION 1.01.  Any or all of the provisions of this Article I shall be applicable to the Securities of any series for which such provision or provisions are designated as applicable pursuant to the terms of Section 2.3 of the Indenture.  In addition, it shall be established prior to the issuance of any series of Securities, pursuant to Section 2.3 of the Indenture, whether any guarantee or guarantees other than or in addition to those specified below shall be applicable to such series.  Provisions of this
Article I not designated, pursuant to Section 2.3 of the Indenture, as applying to a particular series of Securities shall have no force and effect as to the Securities of such series.  In each provision of this Article I, unless the context otherwise requires, all references to Securities and any other defined terms refer only to a single series of
Securities for which such provision has been designated, pursuant to Section 2.3 of the
Indenture, as being applicable.

       1.      (i)    Guarantees.
                      -----------

                      In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Additional
                      Guarantors hereby irrevocably and unconditionally guarantees, jointly and severally, on a senior subordinated basis (the "Guarantee") to each
                      Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities or the obligations of the Issuers under the Indenture or the Securities, that:  (w) the principal and premium (if any) of and interest on the
                      Securities will be paid in full when due, whether at the maturity or interest payment date, by acceleration, call for redemption, upon an
                      Change of Control Offer, an Asset Sale Offer or otherwise; (x) all other obligations of the Issuers to the Holders or the Trustee under the Indenture or the Securities will be promptly paid in full or performed, all in accordance with the terms of this Supplemental
                      Indenture, the Indenture and the Securities; and (y) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon an Offer to
                      Purchase or otherwise.  Failing payment when due of any amount so guaranteed for whatever reason, each Additional Guarantor shall be obligated to pay the same before failure so to pay becomes an Event of
                      Default.

                      (ii)   Each Additional Guarantor hereby agrees that its obligations with regard to this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the
                      Indenture, the absence of any action to enforce the same, the recovery of any judgment against the Issuers, any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a guarantor.  Each Additional
                      Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuers, any right to require a proceeding first against the
                      Issuers or right to require the prior disposition of the assets of the
                      Issuers to meet its obligations, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the
                      Securities and the Indenture.

                      (iii)  If any Holder or the Trustee is required by any court or otherwise to return to either the Issuers or any Additional Guarantor, or any Custodian, Trustee, or similar official acting in relation to either the Issuers or such Additional Guarantor, any amount paid by either the Issuers or such Additional Guarantor to the Trustee or such
                      Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.  Each Additional Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.  Each Additional
                      Guarantor further agrees that, as between such Additional Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i)
                      the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 6.2 of the Indenture for the purposes of this
                      Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Issuers of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 6.2 of the
                      Indenture, those obligations (whether or not due and payable) will forthwith become due and payable by each of the Additional Guarantors for the purpose of this Guarantee.

                      (iv)   Each Additional Guarantor and by its acceptance of a Security issued hereunder each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Additional Guarantor set forth in Section 1.01(a)(i) not constitute a fraudulent transfer or conveyance for purpose of any Bankruptcy Law, the Uniform Fraudulent
                      Conveyance Act, the Uniform Fraudulent Transfer Act or any similar
                      Federal or state law.  To effectuate the foregoing intention, the
                      Holders and such Additional Guarantor hereby irrevocably agree that the obligations of such Additional Guarantor under its guarantee set forth in Section 1.01(a)(i) shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Additional Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to the following paragraph of this Section 1.01(a)(iv), result in the obligations of such Additional Guarantor under such guarantee not constituting such a fraudulent transfer or conveyance.

                             Each Additional Guarantor that makes any payment or
                      distribution under Section 1.01(a)(i) shall be entitled to a contribution from each other Guarantor equal to its Pro Rata amount of such payment or distribution so long as the exercise of such right does not impair the rights of the Holders under the Guarantees.  For purposes of the foregoing, the "Pro Rata amount" of any Additional
                      Guarantor means the percentage of the net assets of all Guarantors held by such Additional Guarantor, determined in accordance with GAAP.

       2.      Execution and Delivery of Guarantee.
               ------------------------------------

               To evidence its Guarantee set forth in Section 1.01, each Additional Guarantor agrees that a notation of such Guarantee substantially in the form established pursuant to
Section 2.3 of the Indenture shall be endorsed on each Security authenticated and delivered by the Trustee and that this Supplemental Indenture shall be executed on behalf of such
Additional Guarantor by an Officer by manual or facsimile signature.

               Each Additional Guarantor agrees that its Guarantee set forth in Section 1.01 shall remain in full force and effect and apply to all the applicable Securities notwithstanding any failure to endorse on each such Security a notation of such Guarantee.

               If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security on which a Guarantee is endorsed, the
Guarantee shall be valid nevertheless.

               The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of each Additional Guarantor.

       3.      Certain Bankruptcy Events.
               --------------------------

               Each Additional Guarantor hereby covenants and agrees that in the event of the insolvency, bankruptcy, dissolution, liquidation or reorganization of either of the Issuers, such Additional Guarantor shall not file (or join in any filing of), or otherwise seek to participate in the filing of, any motion or request seeking to stay or to prohibit (even temporarily) execution on the Guarantee and hereby waives and agrees not to take the benefit of any such stay of execution, whether under Section 362 or 105 of the United States
Bankruptcy Code or otherwise.

       4.      Limitation on Merger, Consolidation, etc. of Additional Guarantors.
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               No Additional Guarantor shall consolidate or merge with or into (whether or not such Additional Guarantor is the surviving person) another person unless (i) subject to the provisions of the following paragraph, the person formed by or surviving any such consolidation or merger (if other than such Additional Guarantor) assumes all the obligations of such Additional Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee, pursuant to which such person shall unconditionally guarantee, on a senior subordinated basis, all of such Additional Guarantor's obligations under such Additional Guarantor's guarantee and the Indenture on the terms set forth in the
Indenture; and (ii) immediately before and immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred or be continuing.

               Notwithstanding the foregoing, upon the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of an Additional Guarantor or all or substantially all of its assets to an entity which is not a Subsidiary or the designation of a Subsidiary as an Unrestricted Subsidiary, which transaction is otherwise in compliance with the Indenture (including, without limitation, the provisions of Section 4.13 of the
Indenture, to the extent applicable), such Additional Guarantor will be deemed released from its obligations under its Guarantee of the Securities; provided, however, that any such
                                                       --------  -------
termination shall occur only to the extent that all obligations of such Additional Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, any Indebtedness of either Issuer or any of their Subsidiaries shall also terminate upon such release, sale or transfer.

               SECTION 1.02.  Trustee's Acceptance.  The Trustee hereby accepts this
Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                                          ARTICLE II
                                        Miscellaneous

               SECTION 2.01.  Interpretation.  Upon execution and delivery of this
Supplemental Indenture, the Indenture shall be modified and amended in accordance with this
Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Supplemental Indenture will control.  The Indenture, as modified and amended by this
Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every Holder of Securities.  In case of conflict between the terms and conditions contained in the Securities and those contained in the Indenture, as modified and amended by this
Supplemental Indenture, the provisions of the Indenture, as modified and amended by this
Supplemental Indenture, shall control.

               SECTION 2.02.  Conflict with Trust Indenture Act.  If any provision of this
Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that is required under the TIA to be part of and govern any provision of this Supplemental
Indenture, the provision of the TIA shall control.  If any provision of this Supplemental
Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

               SECTION 2.03.  Severability.  In case any provision in this Supplemental
Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 2.04.  Terms Defined in the Indenture.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.  Where the context requires, the term "Guarantors" includes both the "Additional Guarantors"
(defined herein) and the "Guarantors" party to the Indenture.

               SECTION 2.05.  Headings.  The Article and Section headings of this
Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

               SECTION 2.06.  Benefits of Supplemental Indenture, etc.  Nothing in this
Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Securities.

               SECTION 2.07.  Successors.  All agreements of the Issuers and the Additional
Guarantors in this Supplemental Indenture shall bind their successors.  All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

               SECTION 2.08.  Trustee Not Responsible for Recitals.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the Issuers.

               SECTION 2.09.  Certain Duties and Responsibilities of the Trustee.  In
entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

               SECTION 2.10.  Governing Law.  This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.  The Issuers and each Additional Guarantor hereby irrevocably submit to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City of New York or any Federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Supplemental
Indenture, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.  The Issuers and each Additional
Guarantor irrevocably waive, to the fullest extent they may effectively do so under applicable law, trial by jury and any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Nothing herein shall affect the right of the Trustee or any securityholder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Issuers or any Additional Guarantor in any other jurisdiction.

               SECTION 2.11. Duplicate Originals.  All parties may sign any number of copies or counterparts of this Supplemental Indenture.  Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

               IN WITNESS WHEREOF, each party hereto has caused this Supplemental Indenture to be signed by its officer thereunto duly authorized as of the date first written above.

                                    KERZNER INTERNATIONAL LIMITED,

                                         by /s/John R. Allison
                                           -------------------------------------------------
                                             Name:  John R. Allison
                                             Title: Executive Vice President and Chief
                                                    Financial Officer

                                         by /s/William C. Murtha
                                           ----------------------------------------------
                                             Name:  William C. Murtha
                                             Title: Authorized Signatory

                                    KERZNER INTERNATIONAL NORTH AMERICA, INC.,

                                         by /s/John R. Allison
                                           -------------------------------------------------
                                             Name:  John R. Allison
                                             Title: Executive Vice President and Chief
                                                    Financial Officer

                                         by /s/William C. Murtha
                                           ----------------------------------------------
                                             Name:  William C. Murtha
                                             Title: Senior Vice President and Corporate
                                                    Counsel

                                    THE BANK OF NEW YORK, as Trustee

                                         by /s/Mary LaGumina
                                           ---------------------------------------------
                                             Name:  Mary LaGumina
                                             Title: Vice President

                                    ADDITIONAL GUARANTORS:

                                    KERZNER INVESTMENTS PALMILLA, INC.,

                                         by /s/William C. Murtha
                                           ----------------------------------------------
                                            Name:   William C. Murtha
                                            Title:  Authorized Signatory

                                    KERZNER INTERNATIONAL MANAGEMENT SERVICES, INC.,

                                         by /s/William C. Murtha
                                           ----------------------------------------------
                                            Name:   William C. Murtha
                                            Title:  Authorized Signatory

                                    KERZNER INTERNATIONAL DEVELOPMENT SERVICES, INC.,

                                         by /s/William C. Murtha
                                           ----------------------------------------------
                                            Name:   William C. Murtha
                                            Title:  Authorized Signatory

                                    KERZNER INTERNATIONAL DEVELOPMENT SERVICES MEXICO, S. DE
                                    R.L. DE C.V.,

                                         by /s/William C. Murtha
                                           ----------------------------------------------
                                            Name:   William C. Murtha
                                            Title:  Authorized Signatory